UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2015 (March 13, 2015)

Date of Report (Date of earliest event reported)

CLEARTRONIC, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55329	65-0958798
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

8000 North Federal Highway Boca Raton, FL 33487
(Address of principal executive offices)

(561) 939-3300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (e)

Compensatory Arrangements of Officers

In connection with his Agreement to remain a Director and the Chief Executive Officer of the corporation, Larry Reid entered into a one year Employment Agreement with the corporation effective March 13, 2015.  The Agreement provides that Mr. Reid will receive a monthly cash fee of $8,000 per month, 200,000 shares of the corporation’s  Series C Convertible preferred stock, and Mr. Reid agreed to cancel 2,000,000,000 shares of the corporation’s common stock currently held by him.

(d)	Exhibits

Exhibit No.	Exhibit Description
10.1	Agreement between Cleartronic, Inc. and Larry Reid dated March 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARTRONIC, INC.
(Registrant)

Date: March 18, 2015	/s/ Larry M. Reid
Name: Larry M. Reid
Title: Chief Executive Officer